                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                               ________________


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - October 27, 1999

                                 ____________

                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)


         Maryland                        1-11437                  52-1893632
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

6801 Rockledge Drive, Bethesda, Maryland                20817
(Address of principal executive offices)             (Zip Code)


                                 (301) 897-6000
              (Registrant's telephone number, including area code)

                                  ____________

                                 Not Applicable
             (Former name or address, if changed since last report)

===============================================================================

Item 5.  Other Events

     Lockheed Martin Corporation ("Corporation") is filing this Current Report on Form 8-K in relation to its September 27, 1999 announcement of the results of the strategic and organizational review that began in June 1999. As a result of this review, the Corporation has implemented a new organizational structure, effective October 1, 1999, that realigns its core lines of business into four principal business segments. All other activities of the Corporation fall within the Corporate and Other segment. Following is a brief description of the activities of each business segment:

 . Systems Integration - Includes missiles and fire controls, naval systems, platform integration, and command, control, communications, computers and intelligence (C4I) lines of business.
 .  Space Systems - Includes space launch, commercial and government satellites, and strategic missiles lines of business.
 .  Aeronautical Systems - Includes tactical aircraft, airlift, and aeronautical research and development lines of business.
 .  Technology Services - Includes federal services, energy programs and aeronautical services lines of business.
 . Corporate and Other - Includes commercial information technology and state and local government services lines of business. Also includes Lockheed Martin Global Telecommunications, Inc., a wholly-owned subsidiary of the Corporation, which was formed effective January 1, 1999 from the combination of investments in several existing joint ventures and certain other elements of the Corporation. Such investments were transferred from the Systems Integration and Space Systems segments. The prior period amounts related to these joint ventures and elements transferred were not material to the respective segments and, therefore, segment information in prior periods was not restated to conform with the 1999 presentation. In addition, this segment includes the Corporation's investments in certain other joint ventures and businesses.

     The following amounts, which are unaudited, have been adjusted to reflect the new organizational realignment for the periods indicated.


                                                                    Six Months Ended                        Year Ended
                                                                        June 30,                            December 31,
                                                                  1999              1998              1998               1997
                                                                  ----              ----              ----               ----
                                                                                         (In millions)
Selected Financial Data by Business Segment

Net sales
---------
  Systems Integration                                             $ 5,272          $ 5,191           $10,895            $10,853
  Space Systems                                                     2,945            3,718             7,039              7,931
  Aeronautical Systems                                              2,766            2,474             5,459              5,319
  Technology Services                                                 985              939             1,935              1,989
  Corporate and Other                                                 423              415               938              1,977
                                                                  -------          -------           -------            -------
                                                                  $12,391          $12,737           $26,266            $28,069
                                                                  =======          =======           =======            =======
Operating profit (loss)
-----------------------
  Systems Integration                                             $   416          $   450           $   949            $   843
  Space Systems                                                       167              494               954              1,090
  Aeronautical Systems                                                 46              307               649                561
  Technology Services                                                  68               63               135                187
  Corporate and Other                                                  53               12              (165)                98
                                                                  -------          -------           -------            -------
                                                                  $   750          $ 1,326           $ 2,522            $ 2,779
                                                                  =======          =======           =======            =======
Intersegment revenue/(a)/
-------------------------
  Systems Integration                                             $   336          $   347           $   692            $   548
  Space Systems                                                        40               26                44                 35
  Aeronautical Systems                                                 43               28                60                 73
  Technology Services                                                 301              221               507                445
  Corporate and Other                                                  30               29                46                 96
                                                                  -------          -------           -------            -------
                                                                  $   750          $   651           $ 1,349            $ 1,197
                                                                  =======          =======           =======            =======
Amortization of intangible assets
---------------------------------
  Systems Integration                                             $   151          $   151           $   304            $   308
  Space Systems                                                        14               14                29                 29
  Aeronautical Systems                                                 40               40                80                 80
  Technology Services                                                   9                9                18                 17
  Corporate and Other                                                   1                4                 5                 12
                                                                  -------          -------           -------            -------
                                                                  $   215          $   218           $   436            $   446
                                                                  =======          =======           =======            =======
Nonrecurring and unusual items - profit (loss)
----------------------------------------------
  Systems Integration                                             $    --          $    --           $    --            $   (71)
  Space Systems                                                        --               --                --                (87)
  Aeronautical Systems                                                 --               --                --                (20)
  Technology Services                                                  --               --                --                (24)
  Corporate and Other                                                 114               --              (233)                56
                                                                  -------          -------           -------            -------
                                                                  $   114          $    --           $  (233)           $  (146)
                                                                  =======          =======           =======            =======

                                                                                 June 30,                 December 31,
                                                                                   1999              1998              1997
                                                                                   ----              ----              ----
                                                                                                (In millions)
Selected Financial Data by Business Segment
 (continued)
Backlog
-------
  Systems Integration                                                              $15,136           $14,025            $14,126
  Space Systems                                                                     13,876            15,829             16,380
  Aeronautical Systems                                                               8,652            10,265             13,019
  Technology Services                                                                4,584             3,503              2,107
  Corporate and Other                                                                2,713             1,723              1,427
                                                                                   -------           -------            -------
                                                                                   $44,961           $45,345            $47,059
                                                                                   =======           =======            =======
Assets
------
  Systems Integration                                                              $13,385           $13,435            $13,968
  Space Systems                                                                      4,928             5,228              4,599
  Aeronautical Systems                                                               3,402             3,593              3,507
  Technology Services                                                                1,464             1,421              1,284
  Corporate and Other                                                                5,203             5,067              5,003
                                                                                   -------           -------            -------
                                                                                   $28,382           $28,744            $28,361
                                                                                   =======           =======            =======

(a) Intercompany transactions between segments are eliminated in consolidation, and excluded from the net sales and operating profit (loss) amounts presented above.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Lockheed Martin Corporation



                                    /s/ Todd J. Kallman
                                    ------------------------------
                                    Todd J. Kallman
                                    Vice President and Controller
                                    (Chief Accounting Officer)


October 27, 1999